UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

☑	Filed by the Registrant	☐	Filed by a Party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

Cognizant Technology Solutions Corporation

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
1) Title of each class of securities to which transaction applies:
2) Aggregate number of securities to which transaction applies:
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4) Proposed maximum aggregate value of transaction:
5) Total fee paid:
☐	Fee paid previously with preliminary materials:
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
1) Amount previously paid:
2) Form, Schedule or Registration Statement No.:
3) Filing Party:
4) Date Filed:

*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Shareholders to Be Held on June 4, 2019.

COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION

COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION
GLENPOINTE CENTRE WEST
500 FRANK W. BURR BLVD.
TEANECK, NJ 07666
Meeting Information
Meeting Type:	Annual Meeting
For holders as of:	April 8, 2019
Date: June 4, 2019	Time: 9:30 AM EDT
Location:	Meeting live via the Internet - please visit www.virtualshareholdermeeting.com/CTSH2019.

The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/CTSH2019 and be sure to have the information that is printed in the box marked by the arrow➔XXXX XXXX XXXX XXXX (located on the following page).

You are receiving this communication because you hold Class A common stock in Cognizant Technology Solutions Corporation, which entitles you to vote at the meeting, and the proxy materials you should review are now available.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side with your smartphone or tablet, or request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
1. Notice and Proxy Statement 2. Annual Report
How to View Online:
Have the information that is printed in the box marked by the arrow ➔XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com, or scan the QR Barcode or scan the QR Barcode below with your smartphone or tablet.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow ➔XXXX XXXX XXXX XXXX (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.
Please make the request as instructed above on or before May 21, 2019 to facilitate timely delivery.

How To Vote
Please Choose One of the Following Voting Methods
Vote By Internet:

Before The Meeting:

Go to www.proxyvote.com or from a smartphone or tablet, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow ➔XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Proxies submitted by Internet must be received by 11:59 p.m. Eastern Time on June 3, 2019.
During The Meeting:
Go to www.virtualshareholdermeeting.com/CTSH2019. You may vote during the meeting when the polls are open. We recommend, however, that you vote by proxy before the meeting even if you plan to participate in the meeting, since you can change your vote during the meeting by voting when the polls are open. Have the information that is printed in the box marked by the arrow ➔XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items
The board of directors recommends you vote FOR each of the nominees:
1.	Election of directors to serve until the 2020 annual meeting of shareholders.
Nominees
	1a.	Zein Abdalla
	1b.	Maureen Breakiron-Evans
	1c.	Jonathan Chadwick
	1d.	John M. Dineen
	1e.	Francisco D'Souza
	1f.	John N. Fox, Jr.
	1g.	Brian Humphries
	1h.	John E. Klein
	1i.	Leo S. Mackay, Jr.
	1j.	Michael Patsalos-Fox
	1k.	Joseph M. Velli
The board of directors recommends you vote FOR proposals 2 and 3.
2.	Approve, on an advisory (non-binding) basis, the compensation of the company's named executive officers.
3.	Ratify the appointment of PricewaterhouseCoopers LLP as the company's independent registered public accounting firm for the year ending December 31, 2019.
The board of directors recommends you vote AGAINST proposals 4 and 5.
4.	Shareholder proposal requesting that the company provide a report disclosing its political spending and related company policies.
5.	Shareholder proposal requesting that the board of directors adopt a policy and amend the company's governing documents to require that the chairman of the board be an independent director.
Note: To transact such other business as may properly come before the meeting or any continuation, postponement or adjournment thereof.